Exhibit 99.1 to Form 10-KSB

Certification of Chief Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Cecil A. Brooks does hereby certify that the Annual Report of Cornerstone Ministries Investments, Inc. on Form 10-KSB for the year ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2005.
/s/ Cecil A. Brooks, Chairman, President and Chief Executive Officer
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Certification of Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

John T. Ottinger, does hereby certify that the Annual Report of Cornerstone Ministries Investments, Inc. on Form 10-KSB for the year ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2005.
/s/ John T. Ottinger,
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Vice President, Chief Operating Officer and Chief Financial Officer

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